Exhibit 10(f)



                                CBRL GROUP, INC.
                         2005 NON-QUALIFIED SAVINGS PLAN


                            Effective January 1, 2005












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
                                TABLE OF CONTENTS
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Section 1.        Operation of Plan and Definitions...............................................................1
Section 2.        Participation...................................................................................5
Section 3.        Contributions...................................................................................5
         3.1.     Supplemental Savings Contributions..............................................................5
         3.2.     Supplemental Matching Contributions.............................................................5
         3.3.     Crediting of Contributions......................................................................5
Section 4.        Investment of Accounts..........................................................................6
         4.1.     Investment Direction............................................................................6
         4.2.     Investment Funds................................................................................6
Section 5.        Valuations and Crediting........................................................................6
         5.1.     Valuations......................................................................................6
         5.2.     Credits to and Charges Against Accounts.........................................................6
         5.3.     Expenses........................................................................................7
Section 6.        Vesting and Separation from Service.............................................................7
         6.1.     Vested Percentage...............................................................................7
         6.2.     Forfeiture......................................................................................7
Section 7.        Benefits........................................................................................8
         7.1.     Forms of Benefit Payments.......................................................................8
         7.2.     Retirement Benefit..............................................................................8
         7.3.     Death Benefit...................................................................................8
         7.4.     Beneficiary Designation ........................................................................8
         7.5.     In-Service Distributions due to Unforeseeable Emergency.........................................9
         7.6.     Distributions on a Specified Date...............................................................9
         7.7.     Withholding.....................................................................................9
Section 8.        The Plan Administrator..........................................................................9
         8.1.     Plan Administrator..............................................................................9
         8.2.     Engagement of Assistants and Advisors..........................................................10
         8.3.     Compensation...................................................................................10
         8.4.     Indemnification of the Plan Administrator......................................................10
Section 9.        Authority and Responsibilities of the Company..................................................10
Section 10.       Claims Procedures..............................................................................11
         10.1.    Claims.........................................................................................11
         10.2.    Appeal of Adverse Benefit Determinations.......................................................11
         10.3.    Notification of Benefit Determination on Review................................................12
         10.4.    Definitions....................................................................................13
Section ll.       Amendment, Termination, Mergers and Consolidations.............................................14
         11.1.    Amendment......................................................................................14
         11.2.    Termination....................................................................................14
         11.3.    Permanent Discontinuance of Contributions......................................................14


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Section 12.       Participating Employers........................................................................14
         12.1.    Adoption by Other Corporations.................................................................14
         12.2.    Requirements of Participating Employers........................................................15
         12.3.    Designation of Agent...........................................................................15
         12.4.    Eligible Person Transfers......................................................................15
         12.5.    Discontinuance of Participation................................................................15
         12.6.    Plan Administrator's Authority.................................................................15
Section 13.       Miscellaneous Provisions.......................................................................15
         13.1.    Nonalienation of Benefits......................................................................15
         13.2.    No Contract of Employment......................................................................15
         13.3.    Severability...................................................................................15
         13.4.    Successors.....................................................................................16
         13.5.    Captions.......................................................................................16
         13.6.    Gender and Number..............................................................................16
         13.7.    Controlling Law................................................................................16
         13.8     Title to Assets................................................................................16
         13.9.    Payments to Minors, Etc........................................................................16
         13.10.   Acknowledgments................................................................................16
         13.11.   Entire Agreement; Successors...................................................................16
         13.12.   Tax Effects....................................................................................16


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                                CBRL GROUP, INC.
                         2005 NON-QUALIFIED SAVINGS PLAN


                                    RECITALS

     WHEREAS, effective January 1, 1996, Cracker Barrel Old Country Store, Inc. established the Cracker Barrel Old Country Store, Inc. Non-Qualified Savings Plan (the "NQSP"); and

     WHEREAS, effective as of January 1, 2003, CBRL, Inc. assumed sponsorship of the NQSP and amended and restated the NQSP in its entirety as the CBRL Group, Inc. Non-Qualified Savings Plan (the "Prior Plan"); and

     WHEREAS, in order to comply with the requirements of the Code, as amended by the American Jobs Creation Act of 2004 (the "Act"), it is necessary to amend and restate the Prior Plan with respect to the portion of each Participant's Account which is subject to the requirements of the Act;

     NOW, THEREFORE, effective as of the Effective Date, CBRL, Inc. hereby adopts the CBRL Group, Inc. 2005 Non-Qualified Savings Plan (the "Plan"), as set forth herein or as hereafter amended, for the purpose of assuring compliance with the Code with respect to deferrals of compensation on or after January 1, 2005.

     The Plan shall provide as follows:

     Section 1. Operation of Plan and Definitions. This Plan shall be deemed to have amended and restated the Prior Plan and, commencing on the Effective Date, shall govern all amounts credited to a Participant's Account other than Prior Plan Deferrals. The terms of the Prior Plan shall remain in effect with respect to the portion of a Participant's Account consisting of Prior Plan Deferrals. For the purposes of this Plan, the following terms will have the meanings assigned in this Section, which will be equally applicable to the singular and plural forms of such terms, unless the context requires otherwise, when used in this Plan;

     "Account" means the account maintained for a Participant under the Plan. A Participant's Account will consist of his or her Supplemental Savings Account and Supplemental Matching Account, plus investment earnings, if any, credited to those Accounts.

     "Affiliate" means any Employer and any entity if such entity, with the Employer, constitutes (a) a controlled group of corporations (within the meaning of Section 414(b) of the Code), (b) a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code), (c) an affiliated service group (within the meaning of Section 414(m) of the Code), or (d) a group of entities required to be aggregated pursuant to Section 414(o) of the Code and the regulations thereunder.

     "Beneficiary" means the beneficiary under the Plan of any deceased Participant.

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     "Board of Directors" means the board of directors of the Company.

     "Change in Control" means: (i) a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of its then outstanding voting securities, unless that acquisition was approved by a vote of at least 2/3 of the members of the Board of Directors in office immediately prior to the acquisition; (ii) that during any period of 2 consecutive years, individuals who at the beginning of the period constitute members of the Board of Directors cease for any reason to constitute a majority of the Board of Directors unless the election, or the nomination for election by the shareholders of the Company, of each new member was approved by a vote of at least 2/3 of the members of the Board of Directors then still in office who were members at the beginning of the 2-year period;
(iii) a  merger,  consolidation  or  reorganization  of the  Company  (but  this provision does not apply to a recapitalization or similar financial restructuring which does not involve a material change in ownership of equity of the Company and which does not result in a change in membership of the Board of Directors); or (iv) a sale of all or substantially all of the assets of the Company.

     "Code" means the Internal Revenue Code of 1986, as now or hereafter existing, amended, construed, interpreted, and applied by regulations, rulings or cases.

     "Company" means CBRL Group, Inc., and any successor thereto.

     "Compensation" means any form of compensation received by an Eligible Person from an Employer while the Eligible Person is a Participant, including basic salary or wages, bonuses, cash incentive plan payments, vacation, holiday and sick pay or, except as otherwise provided herein, any other direct current compensation which is required to be reported as income for purposes of federal income tax for the Plan Year, without giving effect to any reduction of compensation resulting from pre-tax saving contributions under the Qualified Plan or any other salary reduction arrangement pursuant to Section 125 of the Code. Compensation shall not include: any amount attributable to an Eligible Person winning a gift or contest sponsored by the Employer; Employer contributions to Social Security; "earned income credit" as reported on the Employer's payroll system; other contributions to, or distributions from, this or any other deferred compensation plan or program; severance pay; stock options; any and all long-term disability income payments, without regard to whether they are paid through the Employer's payroll system; any and all state-sponsored short-term disability income payments, without regard to whether they are paid through the Employer's payroll system; any and all amounts related to relocation expense reimbursement; deferred commission payments; any amounts paid to compensate an Eligible Person for taxes attributable to his living outside the United States for purposes of his service to the Employer; or the value of any other fringe benefits provided at the expense of the Employer, which shall include, but not be limited to, the following items as reported through the Employer's payroll system: excess life insurance; commuter car mileage; gift card fringe benefits; "Rocking Chair Compensation"; payment of membership in athletic facilities; and "health card dividends." The Compensation taken into account for a Participant for a Plan Year will include compensation in excess of the limit under Section 401(a)(17) of the Code.

     "Effective Date" means January 1, 2005.

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     "Election  Date"  shall  mean,  with  respect  to regular  Compensation  or
Performance-Based Compensation earned during a Plan Year, December 31 of the Plan Year preceding the Plan Year during which the services giving rise to such Compensation are performed. Provided, however, that for the first Plan Year in which an individual becomes an Eligible Person, the Election Date shall mean the 30th day after the individual first became an Eligible Person, but an Enrollment and Change Designation filed by such individual shall apply only to Compensation otherwise payable after the date on which the Enrollment and Change Designation is filed.

     "Eligible Person" means any person who is a member of a select group of management or highly compensated employees and who either (i) was eligible to participate in the Prior Plan immediately prior to the Effective Date, or (ii) is employed by the Employer in a category of employment designated by the Employer on Exhibit A as eligible for participation in the Plan.

     "Employer" means the Company and any Affiliate which, with the consent of the Board of Directors, adopts this Plan and joins in the Trust Agreement.

     "Enrollment and Change Designation" means an agreement, on a form or by a method prescribed by the Plan Administrator, between a Participant and his or her Employer providing for any of the following: (i) reduction of the
Participant's Compensation and the crediting of Supplemental Savings Contributions by the Employer to the Participant's Supplemental Savings Account,
(ii) in accordance with Section 7.1, the form of payment of the Participant's Account; and (iii) designation of one or more Investment Funds with respect to the Participant's Accounts.

     "ERISA" means the Employee  Retirement  Income Security Act of 1974, as now
or  hereafter  existing,  amended,  construed,   interpreted,   and  applied  by
regulations, rulings or cases.

     "Investment Fund" means a fund managed by one or more investment managers, including a regulated investment company, or any other investments designated by the Company from time to time.

     "Normal Retirement Date" means the first date on which a Participant's age and Years of Vesting Service total 65 or more.

     "Participant"   means  any  Eligible   Person  who  has  been  admitted  to
participation in the Plan by filing an Enrollment and Change Designation with the Plan Administrator, and who has not ceased participation in the Plan.

     "Performance-Based Compensation" shall mean Compensation where (i) the payment of the Compensation or the amount of the Compensation is contingent on the satisfaction of organizational or individual performance criteria, and (ii) the performance criteria are not substantially certain to be met at the time a deferral election is permitted. Performance-Based Compensation may include payments based upon subjective performance criteria, but (i) any subjective performance criteria must relate to the performance of the Participant, a group of service providers that includes the Participant, or a business unit for which the Participant provides services (which may include the entire organization); and (ii) the determination that any subjective performance criteria have been met must not be made by the Participant or a family member of the Participant (as defined in ss. 267(c)(4) of the Code, applied as if the family of an individual includes the spouse of any member of the family). Performance-Based

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Compensation  may also include  payments based on performance  criteria that are not approved by a compensation committee of the Board of Directors or by the stockholders of the Company. Notwithstanding the foregoing, Performance-Based Compensation does not include any amount or portion of any amount that will be paid either regardless of performance, or based upon a level of performance that is substantially certain to be met at the time the criteria is established, or that is based solely on the value of, or appreciation in value of, the Company or the stock of the Company.

     "Plan" means the CBRL Group, Inc. 2005 Non-Qualified Savings Plan, as set forth herein and as the same may from time to time be amended.

     "Plan Administrator" means the person, committee or other entity appointed by the Company to administer the Plan or, in the absence of such appointment, the Company.

     "Plan Year" means the calendar year.

     "Prior Plan" means the CBRL Group, Inc. Non-Qualified Savings Plan, as in effect immediately prior to the Effective Date of this Plan.

     "Prior Plan Deferrals" means the amount which, immediately prior to the Effective Date, was credited to the Participant's Account and which on such date was not subject to forfeiture, and any investment earnings allocated to such amount since the Effective Date.

     "Qualified Plan" means the Cracker Barrel Old Country Store, Inc. and Affiliates Employee Savings Plan, a profit sharing plan with a cash or deferred feature, as the same may from time to time be amended.

     "Specified Employee" means a key employee (as defined in Section 416(i) of the Code, but without regard to paragraph (5) thereof) of the Company. Provided, however, that no Participant shall be considered to be a Specified Employee as of any date unless on such date the stock of the Company is publicly traded on an established securities market or otherwise.

     "Separation Date" means the date a person is no longer employed by any Affiliate.

     "Supplemental Matching Account" means the portion of the Account of a Participant consisting of Supplemental Matching Contributions and adjusted for investment earnings or losses, if any, on those contributions, as provided under the Plan.

     "Supplemental Matching Contribution" means the amount credited by the Employer under Section 3.2.1.

     "Supplemental Matching Performance Based Contribution" means the amount, if any, credited by the Employer under Section 3.2.2.

                                       4
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     "Supplemental  Savings  Account"  means the  portion  of the  Account  of a
Participant consisting of Supplemental Savings Contributions and adjusted for investment earnings or losses, if any, on those contributions, as provided under the Plan.

     "Supplemental Savings Contribution" means the amount credited by the Employer under Section 3.1 as a result of a Participant's election on an Enrollment and Change Designation to reduce his or her Compensation.

     "Trust Agreement" means the trust agreement entered into between the Company and the Trustee in connection with this Plan, as the same presently exists and as it may from time to time hereafter be amended.

     "Trustee" means the party or parties acting as such under the Trust Agreement.

     "Trust Fund" means all of the assets held by the Trustee at any time under the Trust Agreement.

     "Unforeseeable   Emergency"  means  a  severe  financial  hardship  to  the
Participant resulting from an illness or accident of the Participant, the Participant's spouse, or of a dependent (as defined in Section 152(a) of the
Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an Unforeseeable Emergency will be determined by the Plan Administrator depending upon the facts of each case.

     "Valuation Date" means the last day of each Plan Year and each other interim date on which the Plan Administrator directs the allocation of distributions, contributions and earnings on Participants' Accounts.

     "Year of Vesting Service" means a 12 month period of continuous service by the Company as an employee or an Eligible Person.

     Section 2. Participation. An Eligible Person may become a Participant for a calendar year by filing with the Plan Administrator an Enrollment and Change Designation on or before the Election Date for that calendar year.

     Section 3. Contributions.

     3.1. Supplemental Savings Contributions. The Employer will credit the Participant's Supplemental Savings Account with a Supplemental Savings
Contribution on behalf of a Participant equal to the portion of the Participant's Compensation (in increments of 1%, but not to exceed 50% (or 100% in the case of Performance-Based Compensation) designated in the Participant's Enrollment and Change Designation. Before the Election Date for each Plan Year, each Participant will be entitled to submit or modify an Enrollment and Change Designation which will change the amount of Supplemental Savings Contributions that will be made to this Plan for the Plan Year. Participants may submit separate Enrollment and Change Designations for regular Compensation and Performance-Based Compensation.

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     3.2. Supplemental Matching Contributions.

     3.2.1. Ordinary Supplemental Matching Contributions. The Employer may credit the Participant's Supplemental Matching Account with a Supplemental Matching Contribution equal to 25% of the Participant's Supplemental Savings
Contributions, but determined without regard to any Supplemental Savings Contribution which, when added to the Participant's elective deferrals to the Qualified Plan, exceeds 6% of the Participant's Compensation.

     3.2.2. Performance-Based Supplemental Matching Contributions. The Employer may credit a Participant's Supplemental Matching Account with a Supplemental Matching Contribution equal to a percentage, as determined by the Employer, of the Participant's Supplemental Savings Contributions that are solely attributable to Performance-Based Compensation.

     3.3. Crediting of Contributions.

     3.3.1. The Employer may establish a Trust Fund which shall consist of assets which the Employer may use to offset its liability for payments due to Participants under the Plan. The Trust Fund will, at all times, be subject to the claims of judgment creditors of the Employer and will otherwise be on such terms and conditions as will prevent taxation to Participants and Beneficiaries of any amounts held in the Trust Fund or credited to Participant's Accounts prior to the time payments are made to them. The Trust Agreement shall prohibit the location of trust assets outside the United States or the transfer of trust assets outside the United States. Rights to payments will not be limited to assets held in the Trust Fund. The Plan constitutes a mere promise by the Employer to make benefit payments in the future. It is the intention of the Employer and the Participants that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     3.3.2. In the event of a Change in Control, or at other times in its discretion, the Employer will contribute to the Trust Fund an amount equal to all Supplemental Savings Contributions and Supplemental Matching Contributions accrued by Participants. Such contribution shall be made within 60 days after the date of a Change in Control or, for amounts accrued after the date of the Change in Control, during or within a reasonable time after the end of the Plan Year in which the contribution is credited to the Participants' Account.

     Section 4. Investment of Accounts.

     4.1. Investment Direction. Each Participant will have the right to submit to the Company a request that investment returns on the Participant's Account be determined on the basis of the performance of one or more of the Investment Funds. Such Participant request shall not result in any assurance to a Participant that Supplemental Savings Contributions or Supplemental Matching Contributions will actually be invested by the Trustee in one or more of the Investment Funds. A Participant may make or change an investment request in accordance with rules established by the Plan Administrator, by notifying the Plan Administrator (or such other person or entity as may be designated by the Plan Administrator) of such election or change in the manner designated by the Plan Administrator from time to time.

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

     4.2. Investment Funds. The Plan Administrator will select three or more Investment Funds according to criteria established by the Plan Administrator. The Plan Administrator will have the right to merge or modify any existing Investment Funds, or to designate or create additional Investment Funds. The assets of the Trust Fund shall be allocated among such investments as the Administrator, in its sole and absolute discretion, shall designate from time to time, unless such investments would cause the Trust Fund to fail to constitute a valid trust under applicable law, in which case the Trustee shall determine applicable Trust Fund investments in accordance with the Trust Agreement.

     Section 5. Valuations and Crediting.

     5.1. Valuations. The amount credited to each Participant's Account will be determined by the Plan Administrator as of the close of business on each Valuation Date.

     5.2. Credits to and Charges Against Accounts. As of each Valuation Date, all crediting to and charging against Accounts will be made as follows:

     5.2.1. First, there will be determined the net adjusted Account by (a) charging all distributions and withdrawals made during the period from the previous Valuation Date to the current Valuation Date, (b) crediting contributions to the Account since the preceding Valuation Date, and (c) at the option of the Plan Administrator, charging specifically against the Accounts of Participants all or a portion of administrative expenses relating to the maintenance of such Accounts.

     5.2.2. Second, all earnings or losses of the Investment Funds will be allocated by the Plan Administrator in its discretion among the Participants' Accounts according to their net adjusted Accounts and the relative portions of such Accounts which are deemed by the Plan Administrator to be allocated to each Investment Fund.

     5.3. Expenses. All brokerage fees, transfer taxes, and other expenses incurred in connection with the investment of the Trust Fund will be added to the cost of such investments or deducted from the proceeds thereof, as the case may be. All other costs and expenses of administering the Plan will be paid or reimbursed from the Trust Fund, except to the extent that the Employer elects to pay such costs and expenses without reimbursement.

     Section 6. Vesting and Separation from Service.

     6.1. Vested Percentage.

     6.1.1. A Participant will at all times be fully vested in his or her Supplemental Savings Account.

     6.1.2. A Participant's Supplemental Matching Account will become fully vested in the event of the Participant's death prior to otherwise separating from the service of the Employer.

     6.1.3. Except as otherwise provided in this Section, a Participant's vested interest in the Participant's Supplemental Matching Account will be determined under the following table:

         Years of Continuous Employment              Vested Percentage

               less than 1                                 0%
               1 but less than 2                          20%
               2 but less than 3                          40%
               3 but less than 4                          60%
               4 but less than 5                          80%
               5 or more                                 100%

     6.2. Forfeiture. The nonvested portion of the Supplemental Matching Account of a Participant who has incurred a Separation Date prior to the occurrence of an event specified in Section 6.1.2 will be forfeited.

     Section 7. Benefits.

     7.1. Forms of Benefit Payments. Except as otherwise provided in this section, a Participant or Beneficiary will receive any benefit to which he or she is entitled in the form of a single cash distribution.

     7.1.1 Provided, however, that if a Participant (i) incurs a Separation Date after reaching the Normal Retirement Date, (ii) has so elected in an Enrollment and Change Designation, and (iii) has a vested Account balance (or portion of the vested Account balance to which the installment election applies) that exceeds $5,000 on the Participant's Separation Date, then distribution of a Participant's Account may be made in quarterly installments over a period not to exceed 10 years.

     7.1.2 Payment to a Participant  or Beneficiary  will commence  within three
(3) months of the Participant's Separation Date. Provided, however, that for any Specified Employee, distribution may not begin before the earlier of (i) six (6) months after the Separation Date, or (ii) the date of the Participant's death.

     7.1.3 A Participant may file a separate request for payment in installments under this section 7.1 with respect to the portion of the Participant's Account attributable to the Supplemental Savings Contributions and Supplemental Matching Contributions for each Plan Year. Such a request must be made on the Participant's Enrollment and Change Designation and filed with the Plan Administrator by the Election Date for the Plan Year and, once made, may not be revoked except in accordance with the provisions of this Plan or the Treasury Regulations.

     7.2. Retirement Benefit. Upon incurring a Separation Date, the Participant will receive in accordance with Section 7.1 a retirement benefit in an amount equal to the undistributed vested portion of the Participant's Account. The Participant's Account shall be valued as of the Valuation Date coinciding with

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

or as soon as administratively practicable preceding the date of the distribution. Notwithstanding the foregoing, if a Participant dies before receiving a distribution of his or her vested Account, his or her Beneficiary will receive a death benefit, as determined under Section 7.3, below.

     7.3. Death Benefit. If a Participant dies before receiving a distribution of his or her vested Account, the Participant's Beneficiary will receive a death benefit, in lieu of the retirement benefit, equal to the undistributed balance in the Participant's Account. The Participant's Account shall be valued as of the Valuation Date coinciding with or as soon as administratively practicable preceding the date of the distribution.

     7.4. Beneficiary Designation.

     7.4.1. A Participant's death benefit will be paid to the Beneficiary designated by the Participant under the Qualified Plan unless the Participant makes a separate Beneficiary designation under this Plan. A Participant may designate and from time to time change the designation of one or more Beneficiaries or contingent Beneficiaries to receive any death benefit. The designation and consent will be on a form supplied by the Plan Administrator. All records of Beneficiary designations will be maintained by the Plan Administrator.

     7.4.2. In the event that the Participant fails to designate a Beneficiary under both the Qualified Plan and this Plan, or in the event that the Participant is predeceased by all designated primary and contingent Beneficiaries under the Qualified Plan and this Plan, (a) if the Participant is survived by a spouse, the death benefit will be payable to the Participant's surviving spouse who will be deemed to be the Participant's designated Beneficiary for all purposes under this Plan, or (b) if the Participant is not survived by a spouse, the death benefit will be payable to the Participant's estate.

     7.5. In-Service Distributions due to Unforeseeable Emergency. A Participant may apply for and receive an early payment of any or all vested amounts held in the Account of such Participant upon an Unforeseeable Emergency. Provided, however, that the amount which may be distributed to a Participant as the result of an Unforseeable Emergency may not to exceed the least of (i) the amount credited to such Participant's Account, (ii) the amount requested by the Participant, or (iii) the amount determined by the Plan Administrator as being reasonably necessary to satisfy the need created by the Unforseeable Emergency, plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such need is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Distributions under this Section will be deemed to be made as of the Valuation Date coinciding with or as soon as administratively practicable preceding the date of distribution and will be charged against a Participant's Account in such manner as the Plan Administrator determines. A Participant who has received a distribution from this Plan pursuant to this Section 7.5. will not be eligible to make any Supplemental Savings Contributions or be credited with any Supplemental Matching Contributions for 12 months after the distribution.

     7.6. Distributions on a Specified Date. A Participant may file a request for payment of all or a portion of the Participant's Account on a date specified by the Participant. Such a request may be made with respect to the portion of the Participant's Account attributable to the Supplemental Savings Contributions and Supplemental Matching Contributions for each Plan Year. The request must be made on the Participant's Enrollment and Change Designation and filed with the Plan Administrator by the Election Date for the Plan Year and, once made, may not be revoked except in accordance with the provisions of this Plan or the Treasury Regulations.

     7.7. Withholding. The Employer may withhold from payments due under the Plan any and all taxes of any nature required by any government to be withheld.

     Section 8. The Plan Administrator.

     8.1. Plan Administrator. The Plan Administrator will interpret the Plan and determine in its sole and absolute discretion all questions arising in the administration, interpretation and application of the Plan and the amount of benefits payable thereunder. The Plan Administrator's interpretations and determinations will be final and binding on all persons absent fraud or the arbitrary and capricious abuse of the wide discretion granted to the Plan Administrator. The Plan Administrator will provide the Trustee with instructions regarding payments of benefits. The Plan Administrator will provide directions to the Trustee with respect to the declaration of Valuation Dates and all other matters when called for in the Plan or requested by the Trustee. The Plan Administrator may waive any period of notice required under the Plan. The Plan Administrator will provide procedures for the determination of claims for benefits.

     8.2. Engagement of Assistants and Advisors. The Plan Administrator will have the right to hire such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisors are not paid or reimbursed from the Trust Fund, they will be paid by the Employer.

     8.3. Compensation. All expenses of the Plan Administrator will be paid or reimbursed by the Trust Fund, and if not so paid or reimbursed will be paid by the Employer.

     8.4. Indemnification of the Plan Administrator. The Plan Administrator will be indemnified by the Employer against costs, expenses and liabilities (including reasonable attorneys' fees but excluding amounts paid in settlements to which the Employer does not consent) reasonably incurred by him or her in connection with any action or investigation to which he or she may be a party by reason of his or her service as Plan Administrator, except in relation to matters as to which he or she may be adjudged in such action to be personally guilty of willful misconduct in the performance of his or her duties. The foregoing right to indemnification will be in addition to such other rights as the Plan Administrator may enjoy as a matter of law, under the Company's Certificate of Incorporation or By-Laws or by reason of insurance coverage of any kind, or otherwise. Service as an Plan Administrator will be deemed in partial fulfillment of the member's function as an Eligible Person, officer and/or director of the Employer, if he or she serves in such capacity as well. No amendment of this Section diminishing the right to indemnification provided herein will apply to any action or investigation commenced prior to the adoption of such amendment.

     Section 9. Authority and Responsibilities of the Company. The Board of Directors of the Company will have the following authority and responsibility:

          (a) To appoint the Trustee and the Plan Administrator and to monitor each of their performances;

          (b) To communicate such information to the Plan Administrator and to the Trustee as each needs for the proper performance of its duties; and

          (c) To perform such duties as imposed by  applicable  law and to serve
     as  the  Plan   Administrator   in  the  absence  of  an   appointed   Plan
     Administrator.

     Section 10. Claims Procedures.

     10.1 Claims. Any claim for benefits not received upon termination of employment shall be made in writing to the Plan Administrator. The Plan Administrator will handle claims in accordance with the following provisions:

     10.1.1. General Rule. If a claim is wholly or partially denied, the Plan Administrator shall notify the Participant or Beneficiary claimant, in accordance with paragraph (c) of this Section, of the Plan's adverse benefit determination within a reasonable period of time, but not later than 90 days after receipt of the claim by the Plan, unless the Plan Administrator determines that special circumstances require an extension of time for processing the claim. If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the Participant or Beneficiary claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the benefit determination.

     10.1.2. Calculating Time Periods. For purposes of this Section 10.1, the period of time within which a benefit determination is required to be made shall begin at the time a claim is filed in accordance with the Plan's claim procedures, without regard to whether all the information necessary to make a benefit determination accompanies the filing.

     10.1.3. Manner and Content of Notification of Benefit Determination. The Plan Administrator shall provide a Participant or Beneficiary claimant with written notification of any adverse benefit determination. The notification shall set forth, in a manner calculated to be understood by the Participant or Beneficiary claimant--

          (a) The specific reason or reasons for the adverse determination;

          (b)   Reference  to  the  specific   Plan   provisions  on  which  the
     determination is based;

          (c) A description of any additional material or information necessary for the Participant or Beneficiary claimant to perfect the claim and an explanation of why such material or information is necessary;

          (d) A  description  of the Plan's  review  procedures  as described in
     Section 9.2 and the time limits applicable to such procedures, including a statement of the Participant or Beneficiary claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

     10.2 Appeal of Adverse Benefit Determinations. Within 60 days after the receipt from the Plan Administrator of any written denial of a claim for benefits (including denial of an application for a withdrawal), a Participant or Beneficiary whose claim is denied may request, by written application to the Plan Administrator, a review by the Plan Administrator of the decision denying the payment of benefits.

     10.2.1. Submission of Additional Information. In connection with an appeal of an adverse benefit determination under this Section 10.2, a Participant or Beneficiary shall be entitled to submit written comments, documents, records, and other information relating to the claim for benefits. Review of an appeal under this Section 10.2 shall take into account all comments, documents, records, and other information submitted by the Participant or Beneficiary relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

          (a) Review of Relevant Information. The Participant or Beneficiary shall also be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant or Beneficiary's claim for benefits. For purposes of this Section, the determination of whether a document, record, or other information shall be considered "relevant" shall be made in accordance with the definition in Section 10.4.3.

     10.3 Notification of Benefit Determination on Review.

     10.3.1. Manner and Content of Notification of Benefit Determination on Review. The Plan Administrator shall provide a Participant or Beneficiary claimant with written notification of the Plan's benefit determination on review. In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the Participant or Beneficiary claimant:

          (a) The specific reason or reasons for the adverse determination;

          (b)   Reference  to  the  specific   plan   provisions  on  which  the
     determination is based;

          (c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits. For purposes of this Section, determination of whether documents, records, and other information shall be considered "relevant" shall be made in accordance with the definition provided in Section 10.4.3;

          (d) A statement of the Participant or Beneficiary claimant's right to bring a civil action under Section 502(a) of ERISA.

     10.3.2. Timing of Notification of Benefit Determination on Review.

          (a) General Rule. Except as provided in paragraph (b) of this Section, the Plan Administrator shall notify a Participant or Beneficiary claimant in accordance with paragraph (a) of this Section of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after receipt of the claimant's request for review by the Plan, unless the Plan Administrator determines that special circumstances require an extension of time for processing the claim. If the Plan Administrator determines that an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 60-day period. In no event shall such extension exceed a period of 60 days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review.

          (b) Special Rule in Case of a Committee Serving as Plan Administrator. In the event that the Company has designated more than one person to serve by committee as Plan Administrator, and the committee serving as Plan Administrator holds regularly scheduled meetings at least quarterly, paragraph (a) of this Section shall not apply, and the Plan Administrator shall instead make a benefit determination no later than the date of the meeting of the committee that immediately follows the Plan's receipt of a request for review, unless the request for review is filed within 30 days preceding the date of such meeting. In such case, a benefit determination may be made no later than the date of the second meeting following the Plan's receipt of the request for review. If special circumstances require further extension of time for processing, a benefit determination shall be rendered not later than the third meeting of the committee following the Plan's receipt of the request for review. If such an extension of time for review is required because of special circumstances, the Plan Administrator shall provide the claimant with written notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to the commencement of the extension. The Plan Administrator shall notify the claimant, in accordance with paragraph
     (a) of this Section, of the benefit determination as soon as possible, but no later than 5 days after the benefit determination is made.

          (c) Calculating Time Periods. For purposes of this Section 10.3, the period of time within which a benefit determination on review is required to be made shall begin at the time an appeal is filed in accordance with the reasonable procedures of a Plan, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing. In the event that a period of time is extended as permitted pursuant to paragraph (a) or (b) of this Section due to a claimant's failure to submit information necessary to decide a claim, the period for making the benefit determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information.

     10.4 Definitions. For purposes of Section 10, the following terms shall be defined as follows:

     10.4.1. Adverse benefit determination. "Adverse benefit determination" means any of the following: a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, a benefit, including any such denial, reduction, termination, or failure to provide or make payment that is based on a determination of a Participant's or Beneficiary's eligibility to participate in the Plan.

     10.4.2. Notice or notification. "Notice" or "Notification" means the delivery or furnishing of information to an individual in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to material required to be furnished or made available to an individual.

     10.4.3. Relevant. A document, record or other information shall be considered "relevant" to the Participant or Beneficiary's claim if such document, record or other information:

          (a) was relied upon in making the benefit determination;

          (b) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; and

          (c)  demonstrates  compliance  with the  administrative  processes and safeguards designed to ensure and to verify that benefit claim determinations are made in accordance with the Plan and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated Participants or Beneficiaries.

     Section 11. Amendment, Termination, Mergers and Consolidations.

     11.1. Amendment. The provisions of this Plan may be amended at any time and from time to time by the Company; provided, however, that:

          11.1.1. No amendment will increase the duties or liabilities of the Trustee without the consent of the Trustee.

          11.1.2. No amendment will decrease the vested balance in any Account.

          11.1.3. No amendment shall adversely impact the Participants' rights to receive payment under the Plan with respect to vested Participant Accounts.

          11.1.4. No amendment will decrease any Participant's vested percentage of his or her Account.

     11.2. Termination. While it is the Company's intention to continue the Plan indefinitely in operation, the Company nevertheless reserves the right to terminate the Plan in whole or in part. On termination of the Plan, the Trustee will pay over to each Participant (and deferred vested former Participant) the value of his or her vested Account, and thereupon dissolve the Trust Fund.

     11.3. Permanent  Discontinuance of Contributions.  The Company reserves the
right  at  any  time  to  permanently   suspend  or  discontinue   all  Employer
contributions.

     Section 12. Participating Employers.

     12.1. Adoption by Other Corporations. With the consent of the Board of Directors, any Affiliate may adopt this Plan and all of the provisions hereof as to all or any category of its Eligible Persons, as a participating Employer, by a properly executed document evidencing the intent and will of the board of directors of the other corporation.

     12.2. Requirements of Participating Employers. Each participating Employer will be required to use the same Trustee and Trust Agreement as provided in this Plan, and the Trustee will commingle, hold and invest as the Trust Fund all contributions made by participating Employers, as well as all increments thereof.

     12.3. Designation of Agent. With respect to all relations with the Trustee and Plan Administrator, each participating Employer will be deemed to have irrevocably designated the Company as its agent.

     12.4. Eligible Person Transfers. If an Eligible Person is transferred between Employers, the Eligible Person involved will carry with him or her the Eligible Person's accumulated service and eligibility, no such transfer will effect a Separation Date hereunder, and the participating Employer to which the Eligible Person is transferred will thereupon become obligated with respect to such Eligible Person in the same manner as was the participating Employer from whom the Eligible Person was transferred.

     12.5. Discontinuance of Participation. Any participating Employer may discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed will be delivered to the Trustee.

     12.6. Plan Administrator's Authority. The Plan Administrator will have discretionary authority to make any and all necessary rules or regulations, binding upon all participating Employers and all Participants, to effectuate the purposes of the Plan.

     Section 13. Miscellaneous Provisions.

     13.1. Nonalienation of Benefits. None of the payments, benefits, or rights of any Participant or Beneficiary will be subject to any claim of any creditor of such Participant or Beneficiary, and, to the fullest extent permitted by law, all such payments, benefits, and rights will be free from attachment, garnishment, or any other legal or equitable process available to any creditor of such Participant or Beneficiary. No Participant or Beneficiary will have the right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or payments which he or she may expect to receive, contingently or otherwise, under the Plan, except the right to designate a Beneficiary.

     13.2. No Contract of Employment. All benefits created by the Plan constitute a voluntary act on the part of the Employer and are not to be deemed or construed to be a part of any contract of employment. Neither the action of the Employer in establishing the Plan nor any action hereafter taken by the

Employer or the Plan Administrator will be construed as giving to any Eligible Person a right to be retained in the service of the Employer or any right or claim to any benefits under the Plan except as expressly provided in the Plan.

     13.3. Severability. If any provision of this Plan is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision hereof, and this Plan will be construed and enforced as if such invalid or unenforceable provision had not been included.

     13.4.  Successors.  This Plan will be binding  upon the  heirs,  executors,
administrators,  personal  representatives,   successors,  and  assigns  of  the
parties, including each Participant and Beneficiary, present and future.

     13.5.  Captions.   The  headings  and  captions  herein  are  provided  for
convenience only, will not be considered a part of the Plan, and will not be employed in the construction of the Plan.

     13.6. Gender and Number. Except where otherwise clearly indicated by context, the masculine gender will include the feminine gender, the singular will include the plural, and vice versa.

     13.7. Controlling Law. This Plan will be construed and enforced according to the laws of the State of Tennessee to the extent not preempted by federal law, which will otherwise control. This Plan is intended to comply with the requirements of Section 409A of the Code, and shall be interpreted in accordance with such intent.

     13.8. Title to Assets. No Participant or Beneficiary will have any right to, or interest in, any assets of the Trust Fund, upon termination of his or her employment or otherwise. The Employer will remain primarily liable to pay benefits under the Plan. However, the Employer's liability under the Plan will be reduced or offset to the extent benefit payments are made from the Trust Fund. The provisions of the Trust Fund are incorporated by reference.

     13.9. Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefore will be deemed paid when paid to such person's guardian, to a trustee holding assets for such person or to the party providing, or reasonably appearing to provide, for the care of such person, and such payments will fully discharge the Trustee, the Plan Administrator, the Employer and all other parties with respect thereto.

     13.10.  Acknowledgments.   The  Participants  specifically  understand  and
acknowledge that the value of the Accounts may increase or decrease and that any such decrease will reduce the benefits payable under this Plan.

     13.11. Entire Agreement; Successors. This Plan, including any election agreements and any amendments thereto, will constitute the entire agreement between the Company and the Participant with respect to the amounts payable under the Plan. No oral statement regarding the Plan may be relied upon by the Participant. This Plan and any amendment will be binding on the parties thereto and their respective heirs, administrators, trustees, successors and assigns, and on all Beneficiaries. By becoming a Participant, each Eligible Person will be conclusively deemed to have assented to the provisions of the Plan and the Trust Agreement and to any amendments thereto.

     13.12. Tax Effects. None of the Employer, the Plan Administrator, and any firm, person, or corporation, represents or guarantees that any particular federal, state or local tax consequences will occur as a result of any Participant's participation in this Plan. Each





Participant should consult with his or her own advisors regarding the tax consequences of participation in this Plan.


                                CBRL Group, Inc.



                                By:
                                   ---------------------------------------

                                Title:
                                      ------------------------------------

                                CBRL GROUP, INC.
                           NON-QUALIFIED SAVINGS PLAN


                                    EXHIBIT A


                               ELIGIBLE EMPLOYEES


In accordance with Section 1 of this Plan Document, employees who are members of a select group of management or highly compensated employees and who either (i) were eligible to participate in the Prior Plan immediately prior to the Effective Date, or (ii) are employed by the Employer in a category of employment designated below shall be eligible for participation in the Plan. In all cases, however, the Committee shall have final authority and discretion to determine those positions and employees who will be eligible to participate in the Plan, regardless whether such positions or employees are listed below.

CBRL GROUP                           CRACKER BARREL                           LOGAN'S ROADHOUSE
----------                           --------------                           -----------------
All officers and MIP employees       All officers, MIP employees, District    All officers, Senior Directors,
                                     Managers, and General Managers           Directors and Regional Managers

                 ALTERNATIVE REPORTING AND DISCLOSURE STATEMENT
                FOR PENSION PLANS FOR CERTAIN SELECTED EMPLOYEES
                ------------------------------------------------

To the Secretary of Labor:

     In compliance with the requirements of the alternative method of reporting and disclosure under Part 1 of Title I of the Employee Retirement Income Security Act of 1974 for unfunded or insured pension plans for a select group of management or highly compensated employees, specified in Department of Labor Regulations, 29 C.F.R. ss.2520.104-23, the following information is provided by the undersigned employer.

     Name and Address of Employer:               CBRL Group, Inc.
                                                 ----------------

                                                 P. O. Box 787
                                                 -------------

                                                 Lebanon, TN  37085-0787
                                                 -----------------------

     Employer Identification Number:             62-1749513
                                                 ----------

     CBRL Group, Inc. maintains plans primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

Number of Plans and
Participants in Each
Plan:                      2 Plans covering 9 and 1,000 Employees, respectively.
                           -                -     -----


     Dated: ___________, 2005.

                                            CBRL Group, Inc.

                                            By
                                              -------------------------------

                                            Title: Assistant Secretary
                                                   --------------------------

          This form should be mailed to:

                      Top Hat Plan Exemption
                      Pension and Welfare Benefits Administration
                      Room N-5644
                      U.S. Department of Labor
                      200 Constitution Avenue, NW
                      Washington, DC  20210

         (Send certified mail to evidence filing requirement satisfied)